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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4000 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On September 26, 2022, The Marquie Group, Inc., a Florida corporation (the “Company”) entered into Exchange Agreements (collectively, the “Exchange Agreements”) pursuant to Section 3(a)(9) of the Securities Act of 1933 with existing noteholders (collectively, the “Noteholders”) of the Company and in respect to certain outstanding notes of the Company in the aggregate principal and interest amount of $173,174.00 (each an “Exchange Note”, collectively, the “Exchange Notes”). Pursuant to the Exchange Agreements, and in full settlement and exchange for the prior notes held by the Noteholders, the Company issued to each of the Noteholders a replacement Exchange Note in the exact principal amount of the Noteholders prior note, bearing interest at 12%, each convertible into shares of the Company’s common stock at $0.002 per share.

The foregoing description of the Exchange Agreements, and Exchange Notes are not complete and are qualified in their entirety by reference to the full text of the Forms of Exchange Agreement and Form of Convertible Promissory Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, on September 26, 2022, the Company entered into the Exchange Agreements and issued the Exchange Notes as more particularly described in Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, on September 26, 2022, the Company entered into the Exchange Agreements and issued the Exchange Notes as more particularly described in Item 1.01 above.

Also on September 26, 2022, the Company issued an aggregate of 86,587,000 unrestricted shares of the Company’s common stock in conversion of the Exchange Notes in their entirety (the “Exchange Note Conversions”).

With respect to the foregoing, each of the Noteholders are an “accredited investor” as such term is defined by rules promulgated by the Securities and Exchange Commission (“SEC”). No solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of the Notes and the common stock convertible therefrom were exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Exchange Agreement

10.2	Form of Exchange Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: September 30, 2022	By: /s/ Marc Angell
Marc Angell
Chief Executive Officer